EXHIBIT 99.1

USBC Announces Completion of Corporate Name and Ticker Change Following Strategic Acquisition

RENO, NV (Globe Newswire), August 15, 2025, USBC, Inc. (NYSE American: USBC) (“USBC” or the “Company”) announced today that it has changed its name from Know Labs, Inc. to USBC, Inc. The Company’s common stock will now trade on the NYSE American under the new ticker symbol “USBC,” effective at market open, August 15, 2025.

As previously announced, USBC’s name and ticker change follows the successful closing of the $125M strategic acquisition of a controlling interest in the Company on August 6, 2025 by Goldeneye 1995 LLC, an affiliate of the Company’s newly-appointed Chairman and CEO, Greg Kidd.

“Changing our name and ticker symbol to USBC aligns with our new vision centered on the USBC deposit token,” said Mr. Kidd.

No action is required by current shareholders as a result of the corporate name change or ticker symbol change, and the Company’s CUSIP number will remain unchanged. For more information, please visit www.investors.usbc.xyz

About USBC, Inc.

USBC, Inc. (NYSE American: USBC) is an industry-leading, publicly traded multi-disciplinary technology company. Under the leadership of Chairman and CEO, Greg Kidd, USBC develops transformative financial services, including digital assets and banking solutions as well as non-invasive health monitoring research.

USBC has implemented a bitcoin treasury strategy to bolster development and research across its various divisions. A key focus of USBC is the further development of the USBC deposit token, a U.S.-dollar denominated tokenized deposit that operates on blockchain technology, is embedded with digital identity, and offers high-yield rewards. With a focus on identity, inclusion, innovation, and risk management, USBC is dedicated to creating long-term shareholder value in a rapidly evolving financial landscape.

Follow Greg Kidd’s insights on Substack covering news, industry perspectives, and updates from the USBC ecosystem: https://usbc.substack.com/

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the current intent, beliefs, expectations and assumptions of the Company, its directors or its officers regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of its control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. No forward-looking statement is a guarantee of future performance. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of Bitcoin and any associated unrealized gains or losses on digital assets that the Company may incur as a result of a decrease in the market price of Bitcoin below the value at which the Company’s Bitcoin are carried on its balance sheet; (ii) the effect of and uncertainties related to the ongoing volatility in interest rates; (iii) the Company’s ability to achieve and maintain profitability in the future; (iv) the impact of the regulatory environment on the Company’s business and complexities with compliance related to such environment including changes in securities laws or other laws or regulations; (v) changes in the accounting treatment relating to the Company’s Bitcoin holdings; (vi) the Company’s ability to respond to general economic conditions; (vii) the Company’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; (viii) the Company’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth and (ix) other risks and uncertainties more fully detailed in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2024, Forms 10-Q and 8-K, and other reports filed with the SEC from time to time. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are only made as of this date, and the Company undertakes no duty to update such information after the date of this announcement except as required under applicable law.

USBC, Inc. Contact:

Alliance Advisors

investors@usbc.xyz